                                                                    EXHIBIT 99.2

LEHMAN BROTHERS HOLDINGS INC.
SELECTED STATISTICAL INFORMATION
(PRELIMINARY AND UNAUDITED)

(Amounts in millions, except percentages and where indicated)

                                                               Three Months Ended
                                                                    March 31,
                                                              --------------------     Percentage
                                                               1994          1993      Inc/(Dec)
                                                               ----          ----      ---------
Total Stockholders' Equity                                    $2,033        $1,906        6.7%
Tangible Equity                                               $1,762        $1,609        9.5%
Return on Average Common Equity*                               17.1%          --           --

*Calculated before the accounting change.